SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) July 25, 2000
                                                          -------------



                             SHORE BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



          Maryland                   000-22345                  52-1974638
(State or other Jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

                109 North Commerce Street, Centreville, MD 21617
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 758-1600
                                                           --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On July 25, 2000, Shore Bancshares, Inc. ("Shore Bancshares") entered into a Plan and Agreement to Merge (the "Merger Agreement") with Talbot Bancshares, Inc., a Maryland corporation ("Talbot Bancshares"), which provides for Talbot Bancshares to merge with and into Shore Bancshares (the "Merger") in a pooling-of-interests transaction. Upon completion of the Merger, Shore Bancshares will be the surviving entity. The Merger is conditioned upon, among other things, the approvals of stockholders of Shore Bancshares and of Talbot Bancshares and receipt of certain bank regulatory approvals. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         Under the Merger Agreement, each of the issued and outstanding shares of Talbot Bancshares common stock will be converted into the right to receive
2.85 shares of Shore Bancshares common stock. In addition, all Talbot Bancshares stock options will be exchanged for options to purchase shares of Shore Bancshares common stock.

         The actual number of shares of Shore Bancshares common stock to be issued in the Merger to the holders of Talbot Bancshares common stock will be based on the number of shares of Talbot Bancshares common stock outstanding immediately prior to the effective date multiplied by a conversion ratio of 2.85.

         The  foregoing   descriptions   of  the  Merger   Agreement,   and  the
transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, attached as an exhibit hereto. A press release issued by Shore Bancshares on July 26, 2000 announcing the execution of the Merger Agreement is also attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)    Not Applicable.

(c)  Exhibits.  The following exhibits are filed with this report:

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

99.1 Press Release, dated July 25, 2000 of Shore Bancshares, Inc., issued on July 26, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHORE BANCSHARES, INC.



Date: July 31, 2000                         By: /s/ Daniel T. Cannon
                                                --------------------------------
                                                Daniel T. Cannon
                                                President


                                  EXHIBIT INDEX



Exhibit
Number       Description of Exhibit

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

99.1 Press Release, dated July 25, 2000 of Shore Bancshares, Inc., issued on July 26, 2000.



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